         EXECUTION COPY

         FOURTH AMENDMENT, CONSENT AND WAIVER, dated as of December 23, 1999 (this "Fourth Amendment") to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among CARIBINER INTERNATIONAL, INC., a Delaware corporation (the "Parent"), CARIBINER, INC., a New York corporation (the "Company"; together with the Parent, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "Syndication Agent"; collectively with the Administrative Agent, the "Agents").


                              W I T N E S S E T H :


         WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof;

         WHEREAS, pursuant to the Third Amendment to the Credit Agreement dated as of July 30, 1999, the Lenders agreed to waivers of compliance with certain financial covenants contained in the Credit Agreement (the "Existing Waivers") to permit the Borrowers an opportunity to pursue the sale of all or parts of its businesses;

         WHEREAS, the Parent (a) proposes to sell the Capital Stock of its Subsidiaries that operate the audio visual businesses of the Parent and its Subsidiaries (the "AV Business") in a transaction (the "AV Sale"), and (b) has requested that the Lenders (i) consent to such AV Sale under Sections 7.05, 7.06 and 7.13 of the Credit Agreement, (ii) amend certain provisions of the Credit Agreement to facilitate and reflect the disposition of the AV Business and (iii) extend the Existing Waivers; and

         WHEREAS, the Lenders are willing to agree to the requested waivers, consent and amendments, but only on the terms and subject to the conditions contained herein.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

         SECTION 1. DEFINITIONS.

         Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.



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                                                                               2

         SECTION 2. AMENDMENTS.

         2.1 Amendments to Section 1.01 of the Credit Agreement. (a) Section
1.01 of the Credit Agreement is hereby amended by (i) deleting in their entirety the definitions of the terms "Applicable Margin", "Financial Consultant" and "Pricing Grid" and (ii) adding the following new definitions in their proper alphabetical order:

                  "`Applicable Margin": means with respect to (a) Eurodollar Loans, 3.25% and (b) with respect to ABR Loans, 2.25%; provided, that
         (i) if the Borrowers have not delivered to the Administrative Agent by March 1, 2000 a fully executed definitive agreement to consummate the AV Sale on or before June 1, 2000, each of the foregoing margins shall be increased on March 1, 2000 by .75% and (ii) if on or before June 1, 2000 the AV Sale has not been consummated on terms that generate not less than $320,000,000 of Net Cash Proceeds, each of the foregoing margins (as theretofore adjusted pursuant to the foregoing clause (i) of this proviso, if applicable) shall be increased on June 1, 2000 by .75% until such time as the AV Sale has been consummated and the Term Loans and the Revolving Credit Commitments have been prepaid and reduced (as applicable) by an aggregate amount of not less than $320,000,000.

                  "AV Sale": means the sale of the AV Business in accordance with the consent of the Lenders granted under the Fourth Amendment to the Credit Agreement dated as of December 23, 1999.

                  "AV Business": means the audio visual businesses of the Parent and its Subsidiaries.

                  "Consultant": means a firm or individual specializing in providing financial consulting and advisory services that is reasonably satisfactory to the Borrowers and the Administrative Agent.

         "Fourth Amendment Effective Date": December 23, 1999.".

         (b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the date "September 30, 2003" from the definitions of "Revolving Credit Termination Date" and "Term Loan Maturity Date" and inserting in lieu thereof the date "October 1, 2001".

         (c) The definition of "Consolidated Unadjusted EBITDA" set forth in
Section 1.01 of the Credit Agreement shall be amended by adding the following sentence to the end of such definition:

                  For purposes of calculating Consolidated Unadjusted EBITDA for any period in which there are expenditures by the Borrowers in respect of the Consultant required by Section 6.15(a) of the Credit Agreement, the amount of such expenditures during such periods shall be added to Consolidated Net Income in determining Consolidated Unadjusted EBITDA for such period.

         2.2 Amendment to Section 2.04(b) of the Credit Agreement. Section 2.04(b) of the Credit Agreement is hereby amended by deleting the Installment amounts and dates after



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                                                                               3

June 30, 2001 and inserting in lieu thereof the following information under the relevant columns:

          "Installment                  Principal Amount
          ------------                  ----------------
          October 1, 2001               Remaining Outstanding Principal Amount".

         2.3 Amendment to Section 2.06 (i) of the Credit Agreement. Section 2.06 of the Credit Agreement is hereby amended by adding the following proviso to the end of paragraph (i) of said Section:

         "provided that the Revolving Credit Commitments shall not be permanently reduced by an amount (the "Retained Commitment") equal to 50% of the Net Cash Proceeds of the AV Sale in excess of $320,000,000 applied to the prepayment of the Term Loans and reduction of the Revolving Credit Commitments (but up to a maximum Retained Commitment of $10,000,000), which Retained Commitment shall be available for reborrowing in accordance with, and subject to, the terms and conditions contained in this Agreement.".

         2.4. Amendment to Section 6.15 of the Credit Agreement. Section 6.15 of the Credit Agreement is hereby amended by deleting said section in its entirety and inserting in lieu thereof the following:

         "SECTION 6.15. Consultant; Investment Banker; Management Reports. (a) Not later than January 31, 2000, the Borrowers shall retain, and thereafter continue the employment of, a Consultant on terms and with a scope of retention reasonably satisfactory to the Borrowers and the Administrative Agent.

                  (b) Unless the Required Lenders otherwise consent, the Borrowers shall, following the Fourth Amendment Effective Date, continue retention of its investment banker in connection with the Asset Sale program as originally described to the Lenders at the July 8, 1999 Lender meeting, and as updated at the December 13, 1999 Lender meeting, which investment banker shall (x) confirm that such Asset Sale program remains active and ongoing at the time of the delivery of each report referred to in Section 6.01(j) and (y) provide other information in respect of the Asset Sale program as may reasonably be requested by the Lenders, subject to the customary restrictions governing the confidentiality of the sales process.

         (c) Promptly following the delivery of the financial statements referred to in Section 6.01(c), the Borrowers shall make their Chief Financial Officer available to the Lenders on a mutually convenient basis to provide a report on and to discuss such financial statements.

         2.5. Amendments to Article VI of the Credit Agreement. Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.16 to said Article:



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                                                                               4

         SECTION 6.16. Litigation Settlement. Without the consent of the Required Lenders (which consent shall not be unreasonably withheld or delayed), the Parent will not settle or otherwise compromise its alleged liability in respect of any shareholder litigation in a manner requiring the payment of money (not paid by insurance carriers or other third parties).

         2.6. Amendments to Section 7.01 of the Credit Agreement. (a) Section
7.01 of the Credit Agreement is hereby amended by deleting paragraph (c) in its entirety and inserting in lieu thereof the following new paragraph (c):

         "(c) Consolidated Unadjusted EBITDA. Permit Consolidated Unadjusted EBITDA for any period set forth below to be less than the amount set forth opposite such period:

                Period                                     Amount
                ------                                     ------
          10/01/99 - 12/31/99                         $7,000,000
          10/01/99 - 3/31/00                         $35,000,000
          10/01/99 - 6/30/00                         $15,000,000
          10/01/99 - 9/30/00                         $23,000,000;

         provided that for purposes of determining compliance with this covenant
         (i) for any period prior to the AV Sale in which the results of the AV Business would not be included in Consolidated Unadjusted EBITDA (because the AV Business is classified as assets held for sale, discontinued operations or similar classification) the results of the AV Business shall be included in Consolidated Unadjusted EBITDA and
         (ii) for any period following the consummation of the AV Sale, Consolidated Unadjusted EBITDA shall be calculated without regard (at any time during the applicable period) to operations and businesses sold or discontinued prior to such date; and provided, further, that, in the event that the AV Sale is not consummated (x) prior to June 30, 2000, then the Consolidated Unadjusted EBITDA for the period 10/01/99 - 6/30/00 shall not be permitted to be less than $57 million, or (y) prior to September 30, 2000, then the Consolidated Unadjusted EBITDA for the period 10/01/99 - 9/30/00 shall not be permitted to be less than $75 million."

         (b) Section 7.01 of the Credit Agreement is hereby further amended by deleting paragraph (d) of said section thereof in its entirety and inserting in lieu thereof the following new paragraph (d):

         "(d) Capital Expenditures. Permit Capital Expenditures for any period set forth below to exceed the amount set forth opposite such period:

                Period                                     Amount
                ------                                     ------
           7/1/99 - 9/30/99                          $10,000,000
           10/1/99 - 3/31/00                         $20,000,000
           4/1/00 - 6/30/00                           $1,500,000
           7/1/00 - 9/30/00                          $1,500,000;

         provided, that (i) in the event that the AV Sale is not consummated (x) prior to June 30, 2000, then the maximum capital expenditures for the three month period ending on such date shall not exceed $10,000,000 or
         (y) prior to



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                                                                               5

         September 30, 2000, then maximum capital expenditures for the three month period ending on such date shall not exceed $10,000,000 and (ii) Capital Expenditures made during the period of 7/01/99 through 9/30/99 in excess of the amount permitted by this Section 7.01(d) (such excess to be in an amount not exceeding $3,500,000) shall be deemed to have been made during the period from 10/01/99 through 3/31/00 and shall reduce the amount otherwise permitted by this Section 7.01(d) for such period on a dollar-for-dollar basis.

         2.7. Amendments to Section 8 of the Credit Agreement. Section 8 of the Credit Agreement is hereby amended by inserting "6.16," after the reference to "6.15," in paragraph (c) of said Section.

         2.8. Amendment to Annex A. Annex A to the Credit Agreement is hereby deleted in its entirety.

         SECTION 3. CONSENTS.

         3.1 Consent Regarding Delivery of Financial Statements. The Lenders hereby consent under Section 6.01(a) that the Borrowers shall have until the business day following the filing of form 10-K of the Parent and its Consolidated Subsidiaries with the Securities and Exchange Commission but in event no later than 1/31/00 to deliver the financial statements of the Parent and its Consolidated Subsidiaries for the fiscal year ending on September 30, 1999.
         3.2 Consent to AV Sale. The Lenders hereby consent under Sections 7.05,
7.06 and 7.13 of the Credit Agreement to the AV Sale; provided that (a) such consent shall automatically terminate and be of no force or effect on October 1, 2000, unless on or prior to such date the Borrowers (or their applicable Subsidiaries) shall have consummated the AV Sale on terms that generate not less than $320,000,000 of Net Cash Proceeds and (b) the Net Cash Proceeds of the AV Sale are applied to the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments in accordance with Section 2.06(i) of the Credit Agreement.

         SECTION 4. WAIVERS.

         4.1 Term Loan Payments. The Term Loan Lenders hereby waive any Event of Default under Section 8(a) of the Credit Agreement resulting from the Borrowers' failure to make the Term Loan principal payments due on December 31, 1999 and March 31, 2000, provided that such waiver shall automatically terminate and be of no force or effect (and such principal payments shall thereupon become automatically due and payable) on the earlier of (x) the business day on which the AV Sale is consummated or (y) October 1, 2000.

         4.2 Continuation of Existing Waivers; Section 7.01(c). The Lenders hereby waive until October 1, 2000, any Default or Event of Default under
Section 8(c) of the Credit Agreement resulting from (a) the Borrowers' failure to maintain (i) the Consolidated Leverage Ratio required by Section 7.01(a) of the Credit Agreement, (ii) the ratio of Consolidated EBITDA less Capital Expenditures to Consolidated Cash Interest Expense required by Section 7.01(b) of the Credit Agreement, in each case for the periods of four fiscal quarters ending June



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                                                                               6

30, 1999, September 30, 1999, December 31, 1999, March 31, 2000, June 30, 2000
and September 30, 2000, or (iii) the Consolidated Unadjusted EBITDA required by
Section 7.01(c) of the Credit Agreement for the period of four fiscal quarters ending September 30, 1999 and (b) the violation of Section 7.01(d) of the Credit Agreement for the period ending 9/30/99 as a result of making Capital Expenditures during such period in an amount exceeding, by up to $3,500,000, the amount of Capital Expenditures permitted by such Section 7.01(d) for such period.

         SECTION 5. MISCELLANEOUS.

         5.1. Representations and Warranties; No Default. After giving effect to this Fourth Amendment, the Borrowers hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Fourth Amendment.

         5.2 Conditions to Effectiveness of this Fourth Amendment. This Fourth Amendment shall be effective as of the date first set forth above upon the satisfaction of the following conditions:

         (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers, each Term Loan Lender and Majority Lenders and consented to by the Loan Parties (other than the Borrowers);

         (b) the payment by the Borrowers to the Administrative Agent, for the ratable benefit of the Lenders, a fee equal to .125% of the aggregate Revolving Credit Commitments and outstanding Term Loans of all of the Lenders; and

         (c) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 10.05 of the Credit Agreement and for which invoices have been submitted.

         5.3 Limited Effect. Except as expressly amended by this Fourth Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Fourth Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

         5.4 GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         5.5 Counterparts. This Fourth Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Fourth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.



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                                                                               7


                 [remainder of page intentionally left blank]

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                                                                               8

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



CARIBINER INTERNATIONAL, INC.


By:/s/ Robert F. Burlinson
   -------------------------------
   Name: Robert F. Burlinson
   Title: Exec. VP and Chief Financial Officer


CARIBINER, INC.


By:/s/ Robert F. Burlinson
   -------------------------------
   Name: Robert F. Burlinson
   Title: Exec. VP and Chief Financial Officer

                                   THE CHASE MANHATTAN BANK, individually
                                   and as Administrative Agent



                                   By:/s/ Wendy Weinsier
                                      ---------------------------------
                                      Name: Wendy Weinsier
                                      Title: Vice President



                                   MERRILL LYNCH CAPITAL CORPORATION,
                                   individually and as Syndication Agent



                                   By:/s/ Carol Seeley
                                      ---------------------------------
                                      Name: Carol Seeley
                                      Title: Vice President



                                   BANKBOSTON, N.A.



                                   By:/s/ Peter Haley
                                      ---------------------------------
                                      Name: Peter Haley
                                      Title: Vice President


                                   BANKERS TRUST COMPANY



                                   By:/s/ Gregory Shefrin
                                      ---------------------------------
                                      Name: Gregory Shefrin
                                      Title: Principal






                                   BANK OF AMERICA, N.A.

By:/s/ Heidi-Anne Sandquist
   -------------------------------
     Name: Heidi-Anne Sandquist
     Title: Vice President


 BANK OF HAWAII



By:/s/ Donna R. Parker
   -------------------------------
     Name: Donna R. Parker
     Title: Vice President



THE BANK OF NEW YORK



By:/s/ John R. Ciulla
   -------------------------------
     Name: John R. Ciulla
     Title: Vice President



THE BANK OF NOVA SCOTIA



By:/s/ Brian S. Allen
   -------------------------------
     Name: Brian S. Allen
     Title: Managing Director








BANK POLSKA KASA OPIEKI S.A.
PEKAO S.A. GROUP, NEW YORK BRANCH



By:/s/ Barry W. Henry
   -------------------------------
     Name: Barry W. Henry
     Title: Vice President- Senior Lending Officer

                                   CREDIT AGRICOLE INDOSUEZ



                                   By:/s/ Sarah McClintock
                                      ---------------------------------
                                      Name:  Sarah McClintock
                                      Title: Vice President

                                   By:/s/ Michael Haggerty
                                      ---------------------------------
                               Name: Michael Haggerty
                                      Title: Vice President

                                   FLEET BANK, N.A.


                                   By:/s/ Fred N. Manning
                                      ---------------------------------
                                      Name: Fred N. Manning
                                      Title: Banking Officer


                                   FIRST UNION NATIONAL BANK



                                   By:/s/ Thomas C. Laver
                                      ---------------------------------
                                      Name: Thomas C. Laver
                                      Title: Vice President


                                   FIR TREE INSTITUTIONAL VALUE FUND



                                   By:/s/ Jeff Tannenbaum
                                      ---------------------------------
                                      Name: Jeff Tannenbaum
                                      Title:

                                   FIR TREE VALUE PARTNERS, LLC



                                   By:/s/ Jeff Tannenbaum
                                      ---------------------------------
                                      Name: Jeff Tannenbaum
                                      Title:


                                   FIR TREE VALUE FUND

By:/s/ Jeff Tannenbaum
   -------------------------------
     Name: Jeff Tannenbaum
     Title:


PNC BANK, NATIONAL ASSOCIATION



By:/s/ Joseph Dempsey, Jr.
   -------------------------------
     Name: Joseph Dempsey, Jr.
     Title: Executive Vice President


THE CHASE MANHATTAN BANK
By:  CHASE SECURITIES, INC., as Agent



By:/s/ Howard J. Golden
   -------------------------------
     Name: Howard J. Golden
     Title: Authorized Signatory



MORGENS WATERFALL HOLDING L.L.C.

By:/s/ Joann McNiff
   -------------------------------
     Name: Joann McNiff
     Title: Authorized Agent

VAN KAMPEN PRIME RATE INCOME TRUST
By:  Van Kampen Investment Advisory Corp.


By:/s/ Darvin D. Price
   -------------------------------
      Name: Darvin D. Price
      Title: Vice President

                                   VAN KAMPEN SENIOR INCOME TRUST
                                   By:  Van Kampen Investment Advisory Corp.


                                   By:/s/ Darvin D. Price
                                      -------------------------------
                                      Name: Darvin D. Price
                                      Title: Vice Prsident

         Each of the undersigned hereby consents to the foregoing Fourth Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Fourth Amendment.


                                        CARIBINER INTELLECTUAL PROPERTY
                                        MANAGEMENT, INC.


                                        By:/s/ Robert F. Burlinson
                                           ----------------------------
                                               Name: Robert F. Burlinson
                                               Title: Executive VP and
                                            Treasurer

                                        CARIBINER AUDIO VISUAL SERVICES, INC.


                                        By:/s/ Robert F. Burlinson
                                           ----------------------------
                                              Name: Robert F. Burlinson
                                              Title: Executive VP and
                                                     Tresurer

                                        HRI, V.I., INC.


                                        By:/s/ Robert F. Burlinson
                                           ----------------------------
                                              Name: Robert F. Burlinson
                                              Title: Executive VP and
                                                     Treasurer

                                        VISUAL ACTION HOLDINGS, INC.


                                        By:/s/ Robert F. Burlinson
                                           ----------------------------
                                              Name: Robert F. Burlinson
                                              Title: Executive VP and
                                                     Treasurer

                                        CARIBINER SERVICES LIMITED


                                        By:/s/ John M. Jureller
                                           ----------------------------
                                              Name: John M. Jureller
                                              Title: Director


                                        CARIBINER EUROPE LIMITED


                                        By:/s/ Brian Shepherd
                                           ----------------------------
                                              Name: Brian Shepherd



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                                                                              15


                                              Title: Director

                                        VISUAL ACTION HOLDINGS LIMITED


                                        By:/s/ John M. Jureller
                                           ----------------------------
                                              Name: John M. Jureller
                                              Title: Director